SUPPLEMENT Dated December 22, 2000
            TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
            FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND, a Series of First Investors Series Fund
            FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
            FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND DATED April 28, 2000




1. The following should be added as the two last sentences of the second paragraph in the section entitled "Investment Strategies and Risks" in the sub-section entitled "Tax-Exempt Money Market Fund" on page 3:

      "Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in securities of a single issuer (except for government securities and securities subject to a Guarantee Issued by a Non-Controlled Person as defined in the Rule); provided, however, that the Fund may invest up to twenty-five percent of its total assets in the First Tier Securities (as defined in the Rule) of a single issuer for a period of up to three business days after the acquisition thereof. The Fund, however, may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time."

2. The following paragraph in sub-section (2) under the Investment Restrictions section on page 22, is hereby deleted in its entirety:

      "Notwithstanding fundamental investment restriction (4) above, with respect to 100% of its total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the funds total assets would be invested in the securities of that issuer."